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MLMT 2005-CKI1                                                        11/21/2005
                             STRUCTURAL TERM SHEET

             MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

NOTE: PERCENT OF BALLOON GOING TO BOND IS AN APPROXIMATE NUMBER

LOANS GOING INTO A1 (PRIN WINDOW: 1-57)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                             BALANCE    TYPE          LTV (%)        DSCR
                                                                                 (12/1/2005)

Loan          MLML              Lodgian Portfolio 4                             53,653,085.69   Hospitality   57.0           1.79

LOANS GOING INTO A1D  (PRIN WINDOW: 1-57)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          MLML              Lodgian Portfolio 4                          53,653,085.69       Hospitality   57.0           1.79

LOANS GOING INTO A2 (PRIN WINDOW: 57-60)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          CRF               Younan Portfolio - Dallas                     80,000,000.00     Office         71.4          1.38
Loan          MLML              Alameda Self Storage                           2,250,000.00     Self Storage   26.4          1.54
Loan          CRF               Galleria Self Storage                          4,640,794.47     Self Storage   74.5          1.34
Loan          CRF               Sundance Self Storage                          4,191,630.89     Self Storage   63.4          1.32
Loan          IXIS Real Estate  International Home Furnishings Center        100,000,000.00     Other          30.1          6.16

LOANS GOING INTO A3 (PRIN WINDOW: 80-81)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          CRF               Oak Brook International Office Center         28,750,000.00     Office         69.3          1.94
Loan          CRF               Midori & Holcomb Place                        16,500,000.00     Office         71.1          1.52

LOANS GOING INTO A4-FL (PRIN WINDOW: 81-83)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          MLML              Galileo NXL Retail Portfolio 2                99,000,000.00     Retail         73.1          1.83
Loan          CRF               Grayson Corners Shopping Center                3,886,801.80     Retail         67.6          1.85
Loan          MLML              Regents Plaza                                  3,170,000.00     Retail         56.4          1.46
Loan          Key               Hudson Park                                   41,556,310.25     Multifamily    57.3          1.37
Loan          MLML              Glendale Galleria                            153,624,512.18     Retail         44.3          1.86
Loan          CRF               Pecanland Commons Shopping Center             11,500,000.00     Retail         72.3          1.25
Loan          MLML              Lowe Tyson's Corner                           68,000,000.00     Office         67.3          1.26

LOANS GOING INTO ASB (PRIN WINDOW: 60-110)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          Key               Social Security Administration Building        6,236,085.00     Office         64.3          1.78

LOANS GOING INTO A5 (PRIN WINDOW: 83-83)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          MLML              Lowe Tyson's Corner                           68,000,000.00     Office         67.3          1.26

LOANS GOING INTO A1A (G2: PRIN WINDOW 1-117)

LOAN /      ORIGINATOR          PROPERTY NAME                                        CUTOFF     PROPERTY      CUTOFF          UW
PROPERTY                                                                            BALANCE     TYPE          LTV (%)        DSCR
                                                                                (12/1/2005)

Loan          Key               Chase Village Apartments                      35,000,000.00     Multifamily    74.2          1.67
Loan          Key               Branbury Apartments                           20,000,000.00     Multifamily    79.1          1.61
Loan          MLML              Lindell Towers                                17,430,000.00     Multifamily    74.1          1.33
Loan          MLML              Carmel Woods                                  16,243,943.68     Multifamily    79.8          1.34
Loan          CRF               Worthing Place Apartments                     10,880,000.00     Multifamily    79.6          1.28
Loan          MLML              In Town Lofts                                  8,990,600.78     Multifamily    73.7          1.20
Loan          Key               Cross Creek Villas                             7,000,000.00     Multifamily    80.0          1.23
Loan          MLML              Campus Walk Apartments                         6,700,000.00     Multifamily    63.2          2.05
Loan          CRF               39-41 North Fullerton Apartments               4,490,496.66     Multifamily    57.2          1.32
Loan          CRF               Maryland Gardens                               4,350,000.00     Multifamily    69.0          1.20
Loan          CRF               Whispering Woods Apartments                    4,200,000.00     Multifamily    79.2          1.36
Loan          MLML              Strawberry Fields                              3,528,044.17     Multifamily    79.3          1.45
Loan          CRF               Glen Arbor Apartments                          2,125,000.00     Multifamily    67.5          1.25

LOANS GOING INTO A1 (PRIN WINDOW: 1-57)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                    GOING INTO BOND

Loan          MLML              Lodgian Portfolio 4                                   43                        57%

LOANS GOING INTO A1D  (PRIN WINDOW: 1-57)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM           GOING INTO BOND
                                                                                                         OF BALLOON

Loan          MLML              Lodgian Portfolio 4                                   43                        43%
LOANS GOING INTO A2 (PRIN WINDOW: 57-60)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                    GOING INTO BOND

Loan          CRF               Younan Portfolio - Dallas                             57                       100%
Loan          MLML              Alameda Self Storage                                  57                       100%
Loan          CRF               Galleria Self Storage                                 58                       100%
Loan          CRF               Sundance Self Storage                                 58                       100%
Loan          IXIS Real Estate  International Home Furnishings Center                 59                       100%

LOANS GOING INTO A3 (PRIN WINDOW: 80-81)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                    GOING INTO BOND

Loan          CRF               Oak Brook International Office Center
Loan          CRF               Midori & Holcomb Place                                80                       100%
                                                                                      80                       100%
LOANS GOING INTO A4-FL (PRIN WINDOW: 81-83)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                     GOING INTO BOND

Loan          MLML              Galileo NXL Retail Portfolio 2                         81                      100%
Loan          CRF               Grayson Corners Shopping Center                        81                      100%
Loan          MLML              Regents Plaza                                          81                      100%
Loan          Key               Hudson Park                                            81                      100%
Loan          MLML              Glendale Galleria                                      82                      100%
Loan          CRF               Pecanland Commons Shopping Center                      82                      100%
Loan          MLML              Lowe Tyson's Corner                                    83                       19%

LOANS GOING INTO ASB (PRIN WINDOW: 60-110)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                    GOING INTO BOND

Loan          Key               Social Security Administration Building               75                       100%

LOANS GOING INTO A5 (PRIN WINDOW: 83-83)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                    GOING INTO BOND

Loan          MLML              Lowe Tyson's Corner                                    83                       75%

LOANS GOING INTO A1A (G2: PRIN WINDOW 1-117)

LOAN /      ORIGINATOR          PROPERTY NAME
PROPERTY                                                                           REMAINING             PERCENTAGE
                                                                                     TERM                OF BALLOON
                                                                                                    GOING INTO BOND

Loan          Key               Chase Village Apartments                              117                      100%
Loan          Key               Branbury Apartments                                   118                      100%
Loan          MLML              Lindell Towers                                        120                      100%
Loan          MLML              Carmel Woods                                          118                      100%
Loan          CRF               Worthing Place Apartments                             118                      100%
Loan          MLML              In Town Lofts                                         118                      100%
Loan          Key               Cross Creek Villas                                    117                      100%
Loan          MLML              Campus Walk Apartments                                117                      100%
Loan          CRF               39-41 North Fullerton Apartments                      118                      100%
Loan          CRF               Maryland Gardens                                      117                      100%
Loan          CRF               Whispering Woods Apartments                           116                      100%
Loan          MLML              Strawberry Fields                                     117                      100%
Loan          CRF               Glen Arbor Apartments                                 116                      100%